Finance Receivables	12 Months Ended
Dec. 31, 2013
Receivables [Abstract]
Finance Receivables

7. Finance Receivables

Finance receivables consist of the net investment in sales-type leases. The following table lists the components of the finance receivables as of December 31, 2013 and 2012:

As of December 31 (in thousands)	2013 EUR	2012 EUR

Finance receivables, gross	302,977	309,616
Unearned interest	(6,488)	(5,828)

Finance receivables, net	296,489	303,788
Current portion of finance receivables, gross	254,227	268,617
Current portion of unearned interest	(3,755)	(3,450)

Non-current portion of finance receivables, net	46,017	38,621

The slight decrease in finance receivables as of December 31, 2013 compared to December 31, 2012 is caused by a change in the product mix (lower number of high-end system types included at the end of 2013 compared to 2012). At December 31, 2013, the finance receivables due for payment in each of the next five years and thereafter are as follows:

(in thousands)	EUR

2014	254,227
2015	-
2016	6,150
2017	36,450
2018	6,150
Thereafter	-

Finance receivables, gross	302,977

We perform ongoing credit evaluations on our customers’ financial condition. We periodically review whether an allowance for credit losses is needed by considering factors such as historical payment experience, credit quality, the aging of the finance receivables balances, and current economic conditions that may affect a customer’s ability to pay. In 2013 and 2012, we did not record any expected credit losses from finance receivables. As of December 31, 2013 the finance receivables were neither past due nor impaired.